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                                    SELIGMAN

                                    [PHOTO]

                                    SELIGMAN
                                     INCOME
                                   FUND, INC.


================================================================================
                     SEEKING HIGH CURRENT INCOME AND FUTURE
                                GROWTH OF CAPITAL

                         JUNE 30, 1997 o MID-YEAR REPORT

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OVER THE LONG TERM -- J. & W. SELIGMAN & CO. INCORPORATED

--------------------------------------------------------------------------------

TIME IS THE TEST

     In an industry that has changed dramatically in recent years, it's comforting to know that stability, tradition, and consistent professional service can still be found in an investment management firm.

     J. & W. Seligman & Co. Incorporated has been providing financial services for more than 130 years. From its beginning, Seligman has followed a long-term approach to making money for its clients, by managing investment products and services of the highest quality. Today, Seligman manages the Seligman Group of Funds, which offers investors more than 50 investment options.


A PLACE IN HISTORY

    Established in 1864, Seligman played a major role in the geographical expansion and industrial development of the United States. The firm helped finance the westward path of the railroads and the building of the Panama Canal. In the late 1800s and early 1900s, the firm was instrumental in financing the fledgling automobile and steel industries. Seligman also participated in the original underwritings for some of the nation's most prominent companies, including General Motors, Victor Talking Machine, United Artists Theater Circuit, and Maytag. In 1929, Seligman introduced Tri-Continental Corporation -- which today is the nation's largest diversified closed-end investment company. In 1930, Seligman began managing its first mutual fund, Broad Street Investing Co., now known as Seligman Common Stock Fund.


SELIGMAN INCOME FUND

     Seligman began managing the Whitehall Fund, now known as Seligman Income Fund, in 1947. For 50 years the Fund has helped investors achieve their financial goals through all market conditions, by staying true to its objective of providing high current income consistent with prudent risk of capital, with the possibility of improvement of capital value over the long term.


             [PHOTO]

JAMES, JESSE, AND JOSEPH SELIGMAN

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TABLE OF CONTENTS

To the Shareholders .......................................................    1
Interview with Your Portfolio Managers ....................................    2
Performance Overview ......................................................    4
Portfolio Overview ........................................................    6
Portfolio of Investments ..................................................    8
Statement of Assets and Liabilities .......................................   12
Statement of Operations ...................................................   13
Statements of Changes in Net Assets .......................................   14
Notes to Financial Statements .............................................   15
Financial Highlights ......................................................   17
Report of Independent Auditors ............................................   19
Board of Directors/Executive Officers .....................................   20
Glossary of Financial Terms ...............................................   21


"The Fund began operations on March 31, 1947, with the objective of providing, in one security, a rounded investment program embracing bonds, preferred stocks, and common stocks."
                                                        -- FRANCIS F. RANDOLPH,
                                                                 FUND CHAIRMAN
                                                                     1947-1967

"Your Fund manager continues the strategy of keeping the Fund well diversified among common stocks, convertible securities, and high-grade corporate and US Government securities."
                                                         -- WILLIAM C. MORRIS,
                                                                 FUND CHAIRMAN
                                                                  1989-PRESENT

================================================================================

TO THE SHAREHOLDERS

    Seligman Income Fund had a successful first half of the year. The Fund posted a total return of 6.67% based on the net asset value of Class A shares, outperforming the 3.09% total return of the Lehman Brothers Aggregate Bond Index. The Fund's position in common stocks, which offsets the effects of inflation by providing the potential for capital appreciation, enhanced returns relative to those of a pure bond index such as the Lehman Brothers Aggregate Bond Index. Additional information on the Fund's results appears on page 4.

    Thus far, 1997 has shown great promise for both the domestic economy and the financial markets. Instead of increasing inflation, the growing economy actually generated lower producer prices for six consecutive months. The Federal Reserve Board's decision to leave the federal funds rate unchanged in May also helped tame inflation fears and gave further support to the already strong financial markets. Low unemployment and high consumer confidence levels continued, while consumer spending was relatively restrained.

    In the fixed-income markets, the enduring absence of inflationary pressures and the lack of Fed intervention after the March increase prompted a moderate rally, with bond prices rising and yields falling. After the uncertainties of the first quarter, when the inflationary outlook was unclear, market participants became optimistic in the second quarter as the low interest rate environment persisted. Consequently, the yield on the benchmark 30-year US Treasury bond fell to 6.78% on June 30, from a high of 7.17% on April 14. The low interest rates that predominated in the second quarter improved the prices of the Fund's fixed-income holdings, as well as the Fund's banking, insurance, and financial holdings.

    The outlook for the US economy and the financial markets remains positive. We expect the bond market rally to continue unless there is a significant change in the economic forecast, due either to increased inflationary pressures or a surge in economic growth. Either event may prompt the Fed to increase short-term interest rates.

    We are pleased to introduce your redesigned Shareholder Report. This change is part of a corporate effort to enhance the overall clarity and quality of all communications to our Shareholders. We hope you find the additional information contained herein helpful.

    We thank you for your continued support of Seligman Income Fund, and look forward to serving your investment needs in the many years to come.

    A discussion with your Portfolio Managers and the Fund's portfolio of investments follow this letter.

By order of the Board of Directors,

/s/ William C. Morris
---------------------
William C. Morris
Chairman

                                                              /s/ Brian T. Zino
                                                              ------------------
                                                                  Brian T. Zino
                                                                      President

August 1, 1997


                                                                            ----
                                                                               1

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INTERVIEW WITH YOUR PORTFOLIO MANAGERS, CHARLES C. SMITH, JR. AND RODNEY COLLINS

Q.   HOW DID SELIGMAN INCOME FUND PERFORM IN THE LAST SIX MONTHS?
A. Seligman Income Fund's balanced portfolio of equity and fixed-income securities posted a total return of 6.67% based on the net asset value of Class A shares, outper-forming the 3.09% total return of the Lehman Brothers Aggregate Bond Index. Additionally, the Fund's dividend yield remained more than twice that of the Standard & Poor's 500 Composite Stock Price Index (S&P 500), and its results were strong compared to funds with similar investment strategies. Its total return remained well ahead of inflation, fixed-income securities, and high-yielding equities such as electric and gas utilities.

Q. WHICH ECONOMIC AND MARKET FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE FIRST HALF OF 1997?
A. The Federal Reserve Board acted once in the six month period, increasing the federal funds rate by 25 basis points in March, but leaving it unchanged in May. The March action was due to the first-quarter surge in economic growth, which led to fears of inflation and noticeable volatility in the financial markets. The second quarter, however, brought moderate economic growth and a continuation of the low inflation levels that had persisted throughout the year. As a result, there was a decline in interest rates that helped strengthen equity prices and the Fund's equity investments. The low inflation outlook was also favorable to the fixed-income portion of the portfolio, particularly toward the end of the second quarter.

Q.   WHAT CHANGES WERE MADE TO THE FUND'S PORTFOLIO?
A. Due to the rich valuations found in convertible securities, the Fund's portfolio was restructured over the last six months. Because high real rates of return were available in the bond market, the weighting in fixed-income securities was increased, while the Fund's holdings in convertible securities were significantly reduced. The restructuring was due in part to conditions in the convertible securities market, where new offerings coming to the market had unusually high premiums and low yields, reflecting the dramatic rise in valuations in the equity markets and the declining interest rate environment. The Fund's remaining convertible holdings are in companies with strong earnings growth that should provide good long-term rates of return.

       The Fund's equity holdings were also increased and significantly diversified with companies that offered attractive yields and reasonable valuations relative to earnings. Generally, additions to the Fund came from the mid-capitalization range of the large-capitalization universe. We believe the portfolio's increased equity component should provide higher dividend growth. Overall, the changes to the portfolio's composition were made without meaningfully increasing the overall volatility or risk level of the Fund. The Fund's yield advantage over the S&P 500 was also preserved.


--------------------------------------------------------------------------------

A TEAM APPROACH

Seligman Income Fund is managed by the Seligman Growth and Income Team, headed by Charles C. Smith, Jr. Mr. Smith is assisted in the management of the Fund by seasoned research professionals who are responsible for identifying the most attractive convertible, corporate, and government securities, and dividend-paying stocks, consistent with the Fund's objective.


                                    [PHOTO]

SELIGMAN GROWTH AND INCOME TEAM: (FROM LEFT)RODNEY COLLINS (CO-PORTFOLIO MANAGER), MARGARET DOYLE, JONATHAN ROTH, ODETTE GALLI, (SEATED) MELANIE RAVENELL (ADMINISTRATIVE ASSISTANT), CHARLES C. SMITH, JR. (CO-PORTFOLIO MANAGER), AMY FUJII

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2

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INTERVIEW WITH YOUR PORTFOLIO MANAGERS, CHARLES C. SMITH, JR. AND RODNEY COLLINS

Q.   WHICH SECTORS IN THE PORTFOLIO AFFECTED THE FUND'S PERFORMANCE?
A. Generally, energy, finance, paper, and transportation were the strongest industries in the Fund's equity portfolio. Citicorp, GATX, and General Signal were the leaders among the portfolio's common stocks. In convertible preferred stocks, Browning-Ferris Industries and St. Paul Capital also posted strong increases. Further, the results of the Fund's international holdings continued to strengthen even though some of the mature international markets generally lagged the results of the S&P 500.
       The Fund's objective of maintaining a high current yield limited the Fund's exposure to industries with low dividend distributions, as in health care, technology, and consumer staple stocks. This underweighting affected the performance of the Fund's equity investments relative to the S&P 500.

Q.   WHAT IS THE OUTLOOK?
A. The positive economic and low-inflation background suggests that the Fed will maintain the current fed funds rate, and that the outlook for the financial markets remains positive. We believe our strategy of identifying reasonably valued equity securities in the mid-capitalization range of the large-capitalization universe should benefit the Fund's performance in the long term. We also believe the Fund's emphasis in intermediate fixed-income securities should help it maintain an attractive yield with low volatility, as intermediate bonds are less vulnerable to changes in interest rates than long-term bonds. Overall, we remain positive on the long-term outlook for the Fund, and we expect that its total returns should remain well above that of alternative income-generating investments, such as the bond market and portfolios composed primarily of utility stocks.

                                                                            ----

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PERFORMANCE OVERVIEW

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS*
FOR PERIODS ENDED JUNE 30, 1997

                                                                                   AVERAGE ANNUAL
                                                    --------------------------------------------------------------------------------
                                                                                                         CLASS B          CLASS D
                                                                                                          SINCE            SINCE
                                     SIX               ONE             FIVE              10             INCEPTION        INCEPTION
                                   MONTHS             YEAR             YEARS            YEARS            4/22/96          5/3/93
                                 ----------        ----------         -------          -------           -------       ------------
CLASS A
With Sales Charge                    1.58%            7.88%            9.38%             9.49%              n/a              n/a
Without Sales Charge                 6.67            13.25            10.44             10.03               n/a              n/a

CLASS B
With CDSL+                           1.20             7.39              n/a               n/a              8.55%             n/a
Without CDSL                         6.20            12.39              n/a               n/a             11.85              n/a

CLASS D
With 1% CDSL                         5.20            11.39              n/a               n/a               n/a              n/a
Without CDSL                         6.20            12.39              n/a               n/a               n/a             8.11%

S&P 500**                           20.61            34.70            19.78             14.64             32.37++          21.28+++

LEHMAN BROTHERS
AGGREGATE BOND INDEX**               3.09             8.15             7.12              8.82              7.99++           6.23+++

LIPPER INCOME FUNDS AVERAGE**        7.92            15.44            12.30             10.17             14.64++          11.55+++


NET ASSET VALUE
                    JUNE 30, 1997         DECEMBER 31, 1996        JUNE 30, 1996
                   --------------       --------------------      --------------
CLASS A                $15.33                  $14.97                 $14.46
CLASS B                 15.30                   14.95                  14.43
CLASS D                 15.30                   14.95                  14.43

DIVIDEND AND CAPITAL GAIN INFORMATION
FOR SIX MONTHS ENDED JUNE 30, 1997

                      DIVIDENDS
                         PAID                                     CAPITAL GAIN
                     -------------                               ---------------
CLASS A                  $0.38                PAID                   $0.250
CLASS B                  $0.32                REALIZED                0.909
CLASS D                  $0.32                UNREALIZED              1.059#

--------------
   * Return figures reflect any change in price per share and assume the investment of capital gain distributions. Return figures for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Class A shares returns reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan after January 1, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales load ("CDSL"), charged only on certain redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSL, charged only on redemptions made within one year of the date of purchase. Performance data quoted represent changes in price and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.
  ** The S&P 500, the Lehman Brothers Aggregate Bond Index (Lehman Index), and the Lipper Income Funds Average (Lipper Income Average) are unmanaged benchmarks that assume investment of dividends. The S&P 500 and the Lehman Index do not reflect fees and sales charges, and the Lipper Income Average does not reflect sales charges. The monthly performance of the Lipper Income Average is used in the Performance Overview. Investors cannot invest directly in an index or an average.
   + The CDSL is 5% for periods of one year or less, and 4% since inception.
  ++ From April 30, 1996.
 +++ From April 30, 1993.
   # Represents the per share amount of net unrealized appreciation of portfolio securities as of June 30, 1997.

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4

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PERFORMANCE OVERVIEW


GROWTH OF AN ASSUMED $10,000
INVESTMENT IN CLASS A SHARES
JUNE 30, 1987, TO JUNE 30, 1997

[THE FOLLOWING TABLE REPRESENTS A GRAPH IN THE PRINTED PIECE]

6/30/87 ..............     9524*
9/30/87 ..............     9348
12/31/87 .............     9089
3/31/88 ..............     9603
6/30/88 ..............     9909
9/30/88 ..............     9989
12/31/88 .............    10046
3/31/89 ..............    10390
6/30/89 ..............    11089
9/30/89 ..............    11306
12/31/89 .............    11564
3/31/90 ..............    11471
6/30/90 ..............    11537
9/30/90 ..............    10295
12/31/90 .............    10604
3/31/91 ..............    11768
6/30/91 ..............    12132
9/30/91 ..............    13198
12/31/91 .............    13798
3/31/92 ..............    14507
6/30/92 ..............    15072
9/30/92 ..............    15762
12/31/92 .............    16218
3/31/93 ..............    17273
6/30/93 ..............    17707
9/30/93 ..............    18328
12/31/93 .............    18809
3/31/94 ..............    18056
6/30/94 ..............    17766
9/30/94 ..............    18124
12/31/94 .............    17788
3/31/95 ..............    18744
6/30/95 ..............    20114
9/30/95 ..............    20928
12/31/95 .............    21452
3/31/96 ..............    21555
6/30/96 ..............    21866
9/30/96 ..............    22171
12/31/96 .............    23215
3/31/97 ..............    23385
6/30/97 ..............    24763


GROWTH OF AN ASSUMED $10,000
INVESTMENT IN CLASS B SHARES
APRIL 22, 1996+, TO JUNE 30, 1997

[THE FOLLOWING TABLE REPRESENTS A GRAPH IN THE PRINTED PIECE]

4/22/96 ..............   10000
6/30/96 ..............   10166
9/30/96 ..............   10286
12/31/96 .............   10758
3/31/97 ..............   10808
6/30/97 ..............   11425**


GROWTH OF AN ASSUMED $10,000
INVESTMENT IN CLASS D SHARES
MAY 3, 1993+, TO JUNE 30, 1997

[THE FOLLOWING TABLE REPRESENTS A GRAPH IN THE PRINTED PIECE]

5/3/93 ...............  10000
6/30/93 ..............  10209
9/30/93 ..............  10546
12/31/93 .............  10802
3/31/94 ..............  10347
6/30/94 ..............  10165
9/30/94 ..............  10347
12/31/94 .............  10132
3/31/95 ..............  10655
6/30/95 ..............  11412
9/30/95 ..............  11847
12/31/95 .............  12124
3/31/96 ..............  12158
6/30/96 ..............  12309
9/30/96 ..............  12455
12/31/96 .............  13026
3/31/97 ..............  13086
6/30/97 ..............  13833

These charts reflect the growth of a $10,000 investment for a 10-year period for Class A shares and since inception for Class B and Class D shares. Since the measured periods vary, the charts are plotted using different scales and are not comparable.

----------------
 * Net of the 4.75% maximum initial sales charge.
** Excludes the effect of the 4% CDSL.
 + Inception date.

                                                                            ----

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PORTFOLIO OVERVIEW

DIVERSIFICATION OF ASSETS

                                                         PERCENT OF TOTAL
                                                     -------------------------
                                                      JUNE 30,       DEC. 31,
                                                       1997            1996
                                                     ---------       ---------
Aerospace and Defense ............................       0.6            --
Automotive and Related ...........................       0.5            0.4
Banking and Finance ..............................      17.2           20.6
Chemicals ........................................       1.4            0.6
Consumer Goods and Services ......................       7.1            2.4
Diversified ......................................       1.6            0.6
Drugs and Health Care ............................       3.3            1.7
Electric Utilities ...............................       3.9            7.6
Electronics ......................................       1.5            0.6
Energy ...........................................      11.3            8.8
Environmental Services ...........................       0.9            1.8
Funeral Services .................................       1.4            --
Industrial Equipment .............................       0.8            --
Insurance ........................................       5.1            8.1
Machinery ........................................       0.2            2.3
Media ............................................       3.4            4.7
Medical Products
   and Technology ................................       0.6            --
Metals ...........................................       0.6            --
Office Equipment .................................       0.6            0.6
Paper and Packaging ..............................       1.6            2.3
Retailing ........................................       4.6            5.8
Shipbuilding .....................................        --            0.4
Steel ............................................       0.5            0.8
Technology .......................................       2.2            5.2
Tobacco ..........................................       0.6            --
Transportation ...................................       3.8            3.6
Utilities/
   Telecommunications ............................       6.0            5.0
Wire and Cable Products ..........................       1.4            --
Miscellaneous ....................................       0.2            3.2
                                                       -----          -----
Total Corporate Fixed-Income
Securities and Common Stocks .....................      82.9           87.1
US Government and Government
Agency Securities ................................      14.4           12.0
Short-Term Holdings and
Other Assets Less Liabilities ....................       2.7            0.9
                                                       -----          -----
Total ............................................     100.0          100.0
                                                       =====          =====

LARGEST PORTFOLIO HOLDINGS

AT JUNE 30, 1997

SECURITY                                                                VALUE
----------                                                           -----------
Government National Mortgage
  Association 7 1/2%, 4/15/2027 .........................          $22,268,482
US Treasury Notes 6 1/4%, 7/31/1998 .....................           12,056,256
Government National Mortgage
  Association 7 1/2%, 2/15/2027 .........................            8,901,677
Time Warner 9 1/8%, 1/15/2013 ...........................            5,557,220
Comcast Cable Communications
  8 7/8%, 5/1/2017 ......................................            5,408,515
Midland Bank 7.65%, 5/1/2025 ............................            5,231,045
St. Paul Capital 6% .....................................            5,193,750
Capital One Bank 8 1/8%, 3/1/2000 .......................            5,167,240
Oryx Energy 8 1/8%, 10/15/2005 ..........................            5,155,895
Empresa Electrica Guacolda
   7.95%, 4/30/2003 .....................................            5,122,850


COMPOSITION OF NET ASSETS

                                                          PERCENT OF TOTAL
                                                    ----------------------------
                                                    JUNE 30,           DEC. 31,
                                                      1997               1996
                                                   ----------        -----------
Corporate Bonds ................................       32.7               28.7
Convertible Preferred Stocks ...................        9.1               16.1
Convertible Bonds ..............................        6.0               19.3
Asset-Backed Securities ........................        1.1                3.7
-------------------------------------------------------------------------------
Total Corporate
Fixed-Income Securities ........................       48.9               67.8
-------------------------------------------------------------------------------
Common Stocks ..................................       34.0               19.3
-------------------------------------------------------------------------------
US Government and
Government Agency
Securities .....................................       14.4               12.0
-------------------------------------------------------------------------------
Short-Term Holdings and Other
Assets Less Liabilities ........................        2.7                0.9
-------------------------------------------------------------------------------
Total ..........................................      100.0              100.0
-------------------------------------------------------------------------------

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6

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PORTFOLIO OVERVIEW


LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS
                                                         PRINCIPAL AMOUNT
                                                   -----------------------------
                                                                       HOLDINGS
ADDITIONS                                            INCREASE          6/30/97
------------                                       ------------      -----------
US GOVERNMENT AND
GOVERNMENT AGENCY SECURITIES:
US Treasury Notes
    6 1/4%, 7/31/1998 ........................      $12,000,000      $12,000,000
Government National Mortgage
    Association Obligations:
    7 1/2%, with various maturities
    from 1/15/2023 to 4/15/2027 ..............       31,627,873       39,922,402
CORPORATE BONDS:
Comcast Cable Communications
    8 7/8%, 5/1/2017 .........................        5,000,000        5,000,000
Corp. Andina de Fomento
    7 1/4%, 3/1/2007 .........................        5,000,000        5,000,000
Empresa Electrica Guacolda
    7.95%, 4/30/2003 .........................        5,000,000        5,000,000
Harman International Industries
    7.32%, 7/1/2007 ..........................        5,000,000        5,000,000
Loewen Group International
    7 1/2%, 4/15/2001 ........................        5,000,000        5,000,000
Oryx Energy 8 1/8%, 10/15/2005 ...............        5,000,000        5,000,000
Petroleum Geo-Services
    7 1.2%, 3/1/2007 .........................        5,000,000        5,000,000
Time Warner 9 1/8%, 1/15/2013 ................        5,000,000        5,000,000


                                                         PRINCIPAL AMOUNT
                                                   -----------------------------
                                                                       HOLDINGS
REDUCTIONS                                            INCREASE          6/30/97
----------                                          ------------      ----------
US GOVERNMENT AND
GOVERNMENT AGENCY SECURITIES:
US Treasury Bonds
    7 7/8%, 2/15/2021 .........................      $ 5,000,000             --
US Treasury Notes
    6 1/4%, 10/31/2001 ........................       10,000,000             --
Federal National Mortgage
    Association 7 1/2%, 11/1/2026 .............       21,672,342             --
CORPORATE BONDS:
AEGON N.V. 8%, 8/15/2006 ......................        5,000,000             --
CAF 7 3/8%, 7/21/2000 .........................        5,000,000             --
Empresa Electrica Guacolda
    7.60%, 4/30/2001 ..........................        5,000,000             --
Federated Department Stores
    8 1/2%, 6/15/2003 .........................        5,000,000             --
Oryx Energy 8 3/8%, 7/15/2004 .................        5,000,000             --
CONVERTIBLE BONDS:
Carlton Communications
    7 1/2%, 8/14/2007 .........................        2,600,000             --
COMMON STOCKS:
Shell Transport and Trading
    (ADRs) (UK) ...............................           50,000 shs.        --

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.


LARGEST INDUSTRIES+
AT JUNE 30, 1997

[The following table represents a bar graph in the printed piece.]

                                              Per Cent of
                                              Net Assets        Value
                                              ----------      ---------
Energy ......................................   11.3%         $40,975,426
Consumer Goods and Services .................    7.1           25,697,433
Banking and Finance .........................   17.2           62,487,364
Utilities/Telecommunications ................    6.0           21,568,179
Insurance ...................................    5.1           18,470,096

----------------
+ Does not include US Government and Government Agency Securities.

                                                                            ----

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PORTFOLIO OF INVESTMENTS
June 30, 1997

                                                     PRINCIPAL
                                                        AMOUNT             VALUE
                                                    ----------          --------
US GOVERNMENT AND
GOVERNMENT AGENCY
SECURITIES  14.4%
US Treasury Notes
    6 1/4%, 7/31/1998                              $12,000,000       $12,056,256
MORTGAGE-BACKED
SECURITIES:++
Government National
    Mortgage Association
    Obligations: 7 1/2%, with
    various maturities from
    1/15/2023 to 4/15/2027                          39,922,402        40,113,691
                                                                     -----------
TOTAL US GOVERNMENT
AND GOVERNMENT
AGENCY SECURITIES
  (Cost $51,170,468)                                                  52,169,947
                                                                     -----------

CORPORATE BONDS  32.7%
BANKING AND FINANCE  9.2%
Capital One Bank
    8 1/8%, 3/1/2000                                 5,000,000         5,167,240
Corp. Andina de Fomento
    7 1/4%, 3/1/2007                                 5,000,000         5,013,045
First USA Bank
    5.85%, 2/22/2001                                 5,000,000         4,860,315
Franchise Finance
    7%, 11/30/2000                                   5,000,000         5,016,055
Midland Bank
    7.65%, 5/1/2025                                  5,000,000         5,231,045
The Money Store
    8 3/8%, 4/15/2004                                3,000,000         3,076,350
United Companies Financial:
    9.35%, 11/1/1999                                 2,000,000         2,083,358
    8 3/8%, 7/1/2005                                 3,000,000         2,971,713
                                                                     -----------
                                                                      33,419,121
                                                                     -----------
CHEMICALS  0.5%
Geon 6 7/8%, 12/15/2005                              1,800,000         1,746,124
                                                                     -----------
CONSUMER GOODS
AND SERVICES  2.0%
Cott 8 1/2%, 5/1/2007                                2,300,000         2,300,000
Harman International Industries
    7.32%, 7/1/2007                                  5,000,000         4,985,950
                                                                     -----------
                                                                       7,285,950
                                                                     -----------
ELECTRIC UTILITIES  1.4%
Empresa Electrica Guacolda
    (Chile) 7.95%, 4/30/2003+                        5,000,000         5,122,850
                                                                     -----------
ENERGY  4.9%
Barrett Resources
    7.55%, 2/1/2007                                  3,300,000         3,288,163
CITGO Petroleum
    7 7/8%, 5/15/2006                                4,000,000         4,092,412
Oryx Energy
    8 1/8%, 10/15/2005                               5,000,000         5,155,895
Petroleum Geo-Services
    7 1/2%, 3/1/2007                                 5,000,000         5,068,020
                                                                     -----------
                                                                      17,604,490
                                                                     -----------
FUNERAL SERVICES  1.4%
Loewen Group International
    7 1/2%, 4/15/2001                                5,000,000         5,062,900
                                                                     -----------
INSURANCE  0.8%
Florida Residential Property &
    Casualty 7.45%, 7/1/2004+                        3,000,000         3,025,950
                                                                     -----------
MEDIA 2.9%
News America Holdings
    7.43%, 10/1/2026                                 5,000,000         5,055,695
Time Warner
    9 1/8%, 1/15/2013                                5,000,000         5,557,220
                                                                     -----------
                                                                      10,612,915
                                                                     -----------
PAPER AND PACKAGING  1.0%
Owens-Illinois
    7.85%, 5/15/2004                                 3,500,000         3,569,955
                                                                     -----------
RETAILING  2.2%
Great Atlantic & Pacific Tea
    7 3/4%, 4/15/2007+                               3,000,000         3,071,700
Woolworth 7%, 6/1/2000                               5,000,000         5,021,145
                                                                     -----------
                                                                       8,092,845
                                                                     -----------
TECHNOLOGY  1.1%
Solectron 7 3/8%, 3/1/2006                           4,000,000         3,962,120
                                                                     -----------
TRANSPORTATION  1.0%
Norfolk Southern
    6.95%, 5/1/2002                                  3,500,000         3,538,227
                                                                     -----------
UTILITIES/
TELECOMMUNICATIONS  2.9%
Comcast Cable Communications
    8 7/8%, 5/1/2017+                                5,000,000         5,408,515
Tele Communications
    6.275%, 9/15/2003                                5,000,000         5,013,390
                                                                     -----------
                                                                      10,421,905
                                                                     -----------
-------------------
See footnotes on page 11.

----
8

================================================================================

PORTFOLIO OF INVESTMENTS
June 30, 1997

                                                     PRINCIPAL
                                                        AMOUNT             VALUE
                                                    ----------          --------
WIRE AND CABLE
PRODUCTS  1.4%
Anixter 8%, 9/15/2003                             $  5,000,000      $  5,086,655
                                                                    ------------
TOTAL CORPORATE BONDS
    (Cost $117,565,947)                                              118,552,007
                                                                    ------------
CONVERTIBLE BONDS  6.0%

DIVERSIFIED  0.6%
MascoTech 4 1/2%, 12/15/2003                         2,500,000         2,284,375
                                                                    ------------
DRUGS AND
HEALTH CARE  0.6%
Ciba-Geigy 6 1/4%, 3/15/2016                         2,000,000         2,012,500
                                                                    ------------
ELECTRONICS  0.5%
Park Electrochemical
    5 1/2%, 3/1/2006                                 2,000,000         1,795,000
                                                                    ------------
ENERGY  1.8%
Apache 6%, 1/15/2002+                                3,000,000         3,558,750
Santa Fe Pipelines
    11.162%, 8/15/2010                               2,500,000         3,087,500
                                                                    ------------
                                                                       6,646,250
                                                                    ------------
INSURANCE  0.3%
LibLife International (UK)
    6 1/2%, 9/30/2004                                  750,000           933,750
                                                                    ------------
MACHINERY  0.2%
Teco Electric & Machinery
    (Taiwan) 2 3/4%, 4/15/2004                       1,000,000           900,000
                                                                    ------------
TECHNOLOGY  1.1%
Evans & Sutherland Computer
    6%, 3/1/2012                                     2,000,000         1,850,000
Xilinx 5 1/4%, 11/1/2002+                            2,000,000         2,307,500
                                                                    ------------
                                                                       4,157,500
                                                                    ------------
TRANSPORTATION  0.9%
Airborne Freight
    6 3/4%, 8/15/2001                                1,750,000         2,047,500
Nippon Yusen (Japan)
    2%, 9/29/2000                                  115,000,000*        1,049,563
                                                                    ------------
                                                                       3,097,063
                                                                    ------------
TOTAL CONVERTIBLE BONDS
    (Cost $19,196,069)                                                21,826,438
                                                                    ------------
CONVERTIBLE
PREFERRED STOCKS  9.1%

BANKING AND FINANCE  1.3%
Salomon 7 5/8%                                         137,500         4,829,688
                                                                      ----------
DRUGS AND HEALTH CARE  0.8%
McKesson 5%+                                            46,000         2,794,500
                                                                      ----------
ENERGY  1.9%
Snyder Oil (Class A) 6%                                150,000         3,787,500
Unocal 6 1/4%                                           55,800         3,222,450
                                                                      ----------
                                                                       7,009,950
                                                                      ----------
ENVIRONMENTAL
SERVICES  0.9%
Browning-Ferris
    Industries 7 1/4%                                  100,000         3,325,000
                                                                      ----------
INDUSTRIAL EQUIPMENT 0.6%
Greenfield Capital Trust 6%                             43,000         1,994,125
                                                                      ----------
INSURANCE 1.4%
St. Paul Capital 6%                                     75,000         5,193,750
                                                                      ----------
OFFICE EQUIPMENT  0.6%
IKON Office Solutions $5.04                             32,500         2,092,187
                                                                      ----------
RETAILING  1.1%
Kmart Financing 7 3/4%                                  75,000         4,115,625
                                                                      ----------
STEEL  0.5%
AK Steel Holdings 7%                                    46,300         1,782,550
                                                                      ----------
TOTAL CONVERTIBLE
PREFERRED STOCKS
    (Cost $30,207,913)                                                33,137,375
                                                                      ----------
COMMON STOCKS  34.0%

AEROSPACE AND DEFENSE  0.6%
General Dynamics                                        26,900         2,017,500
                                                                      ----------
AUTOMOTIVE AND RELATED  0.5%
Echlin                                                  47,400         1,706,400
                                                                      ----------

BANKING AND FINANCE  5.6%
American General                                        30,000         1,432,500
Banco Bilbao Vizcaya (Spain)                            15,400         1,251,531
Bank of Ireland (UK)                                   190,000         2,090,770
Bank of New York                                        30,600         1,331,100

-------------------
See footnotes on page 11.

                                                                            ----

================================================================================

PORTFOLIO OF INVESTMENTS
JUNE 30, 1997

                                                        SHARES             VALUE
                                                    ----------          --------
BANKING AND FINANCE
(continued)
BankAmerica                                             21,600       $ 1,394,550
Citicorp                                                11,600         1,398,525
Grupo Financiera Banamex
    Accival (Class B) (Mexico)                         166,600           437,149
HSBC Holdings (UK)                                      70,000         2,105,331
ING Groep (Netherlands)                                 82,666         3,813,279
National Australia Bank (ADRs)
    (Australia)                                         60,000         4,278,750
Societe Generale (France)                                6,360           710,070
                                                                     -----------
                                                                      20,243,555
                                                                     -----------
CHEMICALS  0.9%
Bayer (Germany)                                         57,000         2,197,401
DuPont                                                  17,600         1,106,600
                                                                     -----------
                                                                       3,304,001
                                                                     -----------
CONSUMER GOODS
AND SERVICES  5.1%
Allied Domecq (UK)                                     140,000         1,004,920
B.A.T. Industries (UK)                                 200,000         1,788,263
Christian Dior (France)                                  7,570         1,249,706
Eastman Kodak                                           20,400         1,565,700
General Mills                                           34,400         2,240,300
PepsiCo                                                 80,300         3,016,269
RJR Nabisco Holdings                                    64,000         2,112,000
Sara Lee                                                59,200         2,464,200
The Stanley Works                                       28,900         1,156,000
Xerox                                                   23,000         1,814,125
                                                                     -----------
                                                                      18,411,483
                                                                     -----------
DIVERSIFIED  1.0%
Minnesota Mining &
    Manufacturing                                       21,100         2,152,200
Tenneco                                                 36,000         1,626,750
                                                                     -----------
                                                                       3,778,950
                                                                     -----------
DRUGS AND HEALTH CARE  1.9%
American Home Products                                  28,800         2,203,200
Bristol-Myers Squibb                                    29,200         2,365,200
Schering-Plough                                         46,500         2,226,187
                                                                     -----------
                                                                       6,794,587
                                                                     -----------
ELECTRIC UTILITIES  2.5%
Companhia Energetica de
    Minas Gerais (ADRs) (Brazil)                        22,700         1,142,854
Duke Energy                                             36,000         1,725,750
Electricidade de Portugal
    (ADRs) (Portugal)                                   28,200         1,015,200
Empresa Nacionale de
    Electricidad (ADRs) (Spain)                         25,000         2,126,563
FPL Group                                               34,500         1,589,156
VEBA (Germany)                                          30,000         1,695,207
                                                                      ----------
                                                                       9,294,730
                                                                      ----------
ELECTRONICS  1.0%
AMP                                                     40,400         1,686,700
Thomas & Betts                                          38,400         2,018,400
                                                                      ----------
                                                                       3,705,100
                                                                      ----------
ENERGY  2.7%
Amoco                                                   18,200         1,582,263
Atlantic Richfield                                      19,900         1,402,950
Exxon                                                   26,300         1,617,450
Royal Dutch Petroleum
    (Netherlands)                                       32,000         1,740,000
Total (Class B) (France)                                15,396         1,556,448
Williams Companies                                      41,500         1,815,625
                                                                      ----------
                                                                       9,714,736
                                                                      ----------
INDUSTRIAL EQUIPMENT  0.2%
General Signal                                          17,600           767,800
                                                                      ----------
INSURANCE  2.6%
AXA-UAP (France)                                         9,736           605,631
CIGNA                                                    5,500           976,250
Irish Life (UK)                                        430,000         2,188,833
Lincoln National                                        20,700         1,332,563
Marsh & McLennan                                        20,200         1,441,775
Safeco                                                  30,600         1,429,594
St. Paul Companies                                      17,600         1,342,000
                                                                      ----------
                                                                       9,316,646
                                                                      ----------
LEISURE AND HOTELS
Mandarin Oriental* (Hong Kong)                         100,000           130,000
                                                                      ----------

MEDIA  0.5%
Tribune                                                 35,300         1,696,606
                                                                      ----------
MEDICAL PRODUCTS
AND TECHNOLOGY  0.6%
Baxter International                                    42,200         2,204,950
                                                                      ----------
-------------------
See footnotes on page 11.

----
10

================================================================================

PORTFOLIO OF INVESTMENTS
JUNE 30, 1997                                         SHARES OR
                                                      PRIN. AMT.        VALUE
                                                      --------      -----------
METALS  0.6%
Allegheny Teledyne                                      41,500 shs. $  1,120,500
Reynolds Metals                                         14,700         1,047,375
                                                                    ------------
                                                                       2,167,875
                                                                    ------------
PAPER AND PACKAGING  0.6%
Mead                                                    12,500           778,125
Union Camp                                              15,300           765,000
Weyerhaeuser                                            15,300           795,600
                                                                    ------------
                                                                       2,338,725
                                                                    ------------
RETAILING  1.3%
May Department Stores                                   25,900         1,223,775
Penney (J.C.)                                           31,300         1,633,469
Tesco (UK)                                             287,400         1,766,542
                                                                    ------------
                                                                       4,623,786
                                                                    ------------
TOBACCO  0.6%
Philip Morris                                           50,300         2,232,062
                                                                    ------------

TRANSPORTATION  1.9%
Alexander & Baldwin                                     29,600           774,225
British Airways (UK)                                   299,145         3,406,262
GATX                                                    32,700         1,888,425
Norfolk Southern                                         8,400           846,300
                                                                    ------------
                                                                       6,915,212
                                                                    ------------

UTILITIES/
TELECOMMUNICATIONS  3.1%
Alcatel Alsthom Compagnie
    Generale d'Electricite (France)                     15,000         1,878,925
Bell Atlantic                                           21,500         1,631,313
British Telecommunications
    (ADRs) (UK)                                         30,000         2,227,500
GTE                                                     35,300         1,548,788
SBC Communications                                      27,200         1,683,000
Tele Danmark (ADSs) (Denmark)                           50,000         1,306,250



UTILITIES/
TELECOMMUNICATIONS
(continued)
Telecom Italia (Italy)                                 439,000         870,498
                                                                    ------------
                                                                      11,146,274
                                                                    ------------
MISCELLANEOUS 0.2%
Pacific Dunlop (Australia)                             275,000           813,621
                                                                    ------------

TOTAL COMMON STOCKS
(Cost $105,812,119)                                                  123,324,599
                                                                    ------------

ASSET-BACKED SECURITIES++  1.1%
(Cost $4,000,000)

BANKING AND FINANCE  1.1%
The Money Store Home Equity
    Trust 1997-B 6.93%,
    10/15/2003                                       $4,000,000        3,995,000
                                                                    ------------

SHORT-TERM HOLDINGS  1.5%
(Cost $5,308,000)                                                      5,308,000
                                                                    ------------

TOTAL INVESTMENTS  98.8%
(Cost $333,260,516)                                                  358,313,366

OTHER ASSETS LESS LIABILITIES  1.2%                                    4,246,038
                                                                    ------------

NET ASSETS  100.0%                                                  $362,559,404
                                                                    ============
------------------

 * Principal amount reported in Japanese Yen.
 + Rule 144A security.
++ Investments in mortgage-backed and asset-backed securities are subject to principal paydowns. As a result of prepayments from refinancing or satisfaction of the underlying instruments, the average life may be less than the original maturity. This in turn may impact the ultimate yield realized from these instruments.
See Notes to Financial Statements.
                                                                            ----

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997


ASSETS:
Investments, at value:
  Bonds and stocks (cost $276,782,048) .............   $ 300,835,419
  US Government and Government Agency Securities
    (cost $51,170,468) .............................      52,169,947
  Short-term holdings (cost $5,308,000) ............       5,308,000    $ 358,313,366
                                                       -------------    -------------
Cash ...............................................................        5,027,438
Receivable for securities sold .....................................        6,309,189
Receivable for interest and dividends ..............................        3,133,420
Receivable for Capital Stock sold ..................................          282,274
Expenses prepaid to shareholder service agent ......................           75,308
Other ..............................................................           29,676
                                                                        -------------
TOTAL ASSETS .......................................................      373,170,671
                                                                        -------------

LIABILITIES:
Payable for securities purchased ...................................        9,022,330
Payable for Capital Stock repurchased ..............................          963,136
Accrued expenses, taxes, and other .................................          625,801
                                                                        -------------
TOTAL LIABILITIES ..................................................       10,611,267
                                                                        -------------
NET ASSETS .........................................................    $ 362,559,404
                                                                        =============

COMPOSITION OF NET ASSETS:
Capital Stock, at par ($1 par value; 500,000,000
shares authorized; 23,661,700
shares outstanding):
  Class A ..........................................................   $  18,319,015
  Class B ..........................................................         370,268
  Class D ..........................................................       4,972,417
Additional paid-in capital .........................................     290,621,324
Undistributed net investment income ................................         939,626
Undistributed net realized gain ....................................      22,285,871
Net unrealized appreciation of investments .........................      25,949,779
Net unrealized depreciation on translation of assets
and liabilities denominated in foreign currencies ..................        (898,896)
                                                                       -------------
NET ASSETS .........................................................   $ 362,559,404
                                                                       =============

NET ASSET VALUE PER SHARE:
CLASS A ($280,813,077 / 18,319,015 SHARES) .........................          $15.33
                                                                              ======
CLASS B ($5,665,482 / 370,268 SHARES) ..............................          $15.30
                                                                              ======
CLASS D ($76,080,845 / 4,972,417 SHARES) ...........................          $15.30
                                                                              ======

-------------------
See Notes to Financial Statements.

----
12

================================================================================

STATEMENT OF OPERATIONS
For the six months ended June 30, 1997


INVESTMENT INCOME:
Interest .....................................................    $  7,723,221
Dividends ....................................................       3,527,945
                                                                  ------------
TOTAL INVESTMENT INCOME (net of foreign taxes
  withheld of $60,703) .......................................................            $ 11,251,166

EXPENSES:
Management fee ...............................................       1,102,971
Distribution and service fees ................................         762,545
Shareholder account services .................................         323,514
Custody and related services .................................          69,000
Registration .................................................          47,000
Shareholder reports and communications .......................          46,869
Auditing and legal fees ......................................          33,878
Directors' fees and expenses .................................          13,068
Miscellaneous ................................................          17,266
                                                                  ------------
TOTAL EXPENSES ...............................................................              2,416,1111
                                                                                          ------------
NET INVESTMENT INCOME ........................................................               8,835,055

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on investments .............................      21,273,279
Net realized gain from foreign currency transactions .........         177,904
Net change in unrealized appreciation of investments .........      (4,848,385)
Net change in unrealized depreciation on translation of
assets and liabilities denominated in foreign currencies .....      (2,018,327)
                                                                  ------------

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS ....................             14,584,471
                                                                                         ------------
INCREASE IN NET ASSETS FROM OPERATIONS .......................................           $ 23,419,526
                                                                                         ============

--------------
See Notes to Financial Statements.

                                                                            ----
                                                                              13

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        SIX MONTHS
                                                                                           ENDED            YEAR ENDED
                                                                                       JUNE 30, 1997     DECEMBER 31, 1996
                                                                                       -------------     -----------------
OPERATIONS:
Net investment income .........................................................         $ 8,835,055         $ 19,322,087
Net realized gain on investments ..............................................          21,273,279            5,841,486
Net realized gain from foreign currency transactions ..........................             177,904                7,433
Net change in unrealized appreciation of investments ..........................          (4,848,385)           3,571,125
Net change in unrealized appreciation/depreciation on translation of
assets and liabilities denominated in foreign currencies ......................          (2,018,327)             987,448
                                                                                        -----------         ------------
INCREASE IN NET ASSETS FROM OPERATIONS ........................................          23,419,526           29,729,579
                                                                                        -----------         ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class A ...................................................................          (7,023,273)         (14,995,963)
    Class B ...................................................................             (98,147)             (55,035)
    Class D ...................................................................          (1,608,760)          (3,480,362)
Net realized gain on investments:
    Class A ...................................................................          (4,508,108)          (1,799,539)
    Class B ...................................................................             (88,961)              (3,653)
    Class D ...................................................................          (1,219,427)            (494,274)
                                                                                        -----------         ------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS .....................................         (14,546,676)         (20,828,826)
                                                                                        -----------         ------------

                                                                    SHARES
                                                     -------------------------------------
                                                      SIX MONTHS
                                                         ENDED              YEAR ENDED
                                                     JUNE 30, 1997       DECEMBER 31, 1996
                                                     ------------        -----------------
CAPITAL SHARE TRANSACTIONS:*
Net proceeds from sale of shares:
    Class A ........................................     317,332              1,396,344             4,823,920           20,428,865
    Class B ........................................     170,405                207,814             2,584,533            3,024,908
    Class D ........................................     202,257                894,700             3,061,731           13,071,905
Investment of dividends:
    Class A ........................................     315,263                702,268             4,783,104           10,180,313
    Class B ........................................       4,615                  2,581                70,127               37,557
    Class D ........................................      86,225                193,834             1,305,261            2,804,770
Exchanged from associated Funds:
    Class A ........................................     173,278              4,447,183             2,627,431           64,919,755
    Class B ........................................      25,798                 11,499               395,099              170,381
    Class D ........................................     247,858                590,551             3,724,538            8,537,551
Shares issued in payment of gain distributions:
    Class A ........................................     240,410                102,587             3,704,740            1,470,077
    Class B ........................................       4,650                    222                71,517                3,179
    Class D ........................................      70,843                 30,841             1,089,491              441,057
                                                      ----------             ----------         -------------         ------------
Total ..............................................   1,858,934              8,580,424            28,241,492          125,090,318
                                                      ----------             ----------         -------------         ------------
Cost of shares repurchased:
    Class A ........................................  (2,109,976)            (3,856,199)          (32,107,612)         (56,302,959)
    Class B ........................................     (26,892)                (6,522)             (407,448)             (96,604)
    Class D ........................................    (603,806)            (1,261,567)           (9,147,432)         (18,398,148)
Exchanged into associated Funds:
    Class A ........................................    (404,193)            (4,758,652)           (6,132,932)         (69,546,031)
    Class B ........................................      (6,435)               (17,467)              (96,474)            (258,956)
    Class D ........................................    (514,420)              (903,445)           (7,872,622)         (13,186,394)
                                                      ----------             ----------         -------------         ------------
Total                                                 (3,665,722)           (10,803,852)          (55,764,520)        (157,789,092)
                                                      ----------             ----------         -------------         ------------
DECREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS .................................  (1,806,788)            (2,223,428)          (27,523,028)         (32,698,774)
                                                      ==========             ==========         -------------         ------------
DECREASE IN NET ASSETS .................................................................          (18,650,178)         (23,798,021)
NET ASSETS:
Beginning of Period ....................................................................          381,209,582          405,007,603
                                                                                                 ------------         ------------
END OF PERIOD (including undistributed net
investment income of $939,626 and $888,857,
respectively) ..........................................................................         $362,559,404         $381,209,582
                                                                                                 ============         ============

--------------------
* The Fund began offering Class B shares on April 22, 1996.
See Notes to Financial Statements.

----
14

================================================================================

NOTES TO FINANCIAL STATEMENTS

1. MULTIPLE CLASSES OF SHARES -- Seligman Income Fund, Inc. (the "Fund") offers three classes of shares. All shares existing prior to May 3, 1993, the commencement of Class D shares, were classified as Class A shares. The Fund began offering Class B shares on April 22, 1996. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within 18 months after purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75%, a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 5% on redemptions in the first year after purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL of 1% imposed on certain redemptions made within one year after purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- Investments in US Government and Government agency securities, bonds, and stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Fund are maintained in US dollars. The market value of investment securities and other assets and liabilities denominated in foreign currencies are translated into US dollars at the closing daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

     The Fund separates that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Fund separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

c. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

d. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividend. Interest income is recorded on an accrual basis.

e. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 1997, distribution and service fees were the only class-specific expenses.

f. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the six months ended June 30, 1997, amounted to $243,412,839 and $290,204,838, respectively; purchases and sales of US Government obligations were $61,644,887 and $54,201,482, respectively.

                                                                            ----
                                                                              15

================================================================================

NOTES TO FINANCIAL STATEMENTS

     At June 30, 1997, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities, including the effects of foreign currency translations, amounted to $29,553,223 and $4,500,373, respectively.

4. SHORT-TERM INVESTMENTS -- At June 30, 1997, the Fund owned short-term investments which matured in less than seven days.

5. MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides or arranges for the necessary personnel and facilities. Seligman Henderson Co. (the "Subadviser"), an entity owned 50% each by the Manager and Henderson plc, supervises and directs all or a portion of the Fund's foreign investments. For this service, the Subadviser receives a fee from the Manager, payable monthly. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager or by Henderson plc. The Manager receives a fee, calculated daily and payable monthly, equal to 0.60% per annum of the first $1 billion of the Fund's average daily net assets, 0.55% per annum of the next $1 billion of the Fund's average daily net assets and 0.50% per annum of the Fund's average daily net assets in excess of $2 billion. The management fee reflected in the Statement of Operations represents 0.60% per annum of the Fund's average daily net assets.

     Seligman Financial Services, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $16,879 from sales of Class A shares, after commissions of $129,268 paid to dealers.

     The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 1997, fees incurred aggregated $349,236, or 0.24% per annum of the average daily net assets of Class A shares.

     Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

     With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to substantially all of this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

     For the six months ended June 30, 1997, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, amounted to $20,244 and $393,065, respectively.

     The Distributor is entitled to retain any CDSL imposed on certain redemptions of Class D shares occurring within one year of purchase. For the six months ended June 30, 1997, such charges amounted to $4,876.

     The Distributor has sold its rights to collect any CDSL imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSL and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate amount of such payments and the Class B shares distribution fees retained by the Distributor, for the six months ended June 30, 1997, was $7,004.

     Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of Fund shares as well as distribution and service fees pursuant to the Plan. For the six months ended June 30, 1997, Seligman Services, Inc. received commissions of $3,916 from the sales of Fund shares. Seligman Services, Inc. also received distribution and service fees of $25,864, pursuant to the Plan.

     Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $323,514 for shareholder account services. The Fund's investment in Seligman Data Corp. is recorded at cost of $3,553.

     Certain officers and directors of the Fund are officers or directors of the Manager, the Subadviser, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

     The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. The cost of such fees and interest is included in directors' fees and expenses and the accumulated balance thereof at June 30, 1997, of $106,104 is included in other liabilities. Deferred fees and the related accrued interest are not deductible for federal income tax purposes until such amounts are paid.

----
16

================================================================================

FINANCIAL HIGHLIGHTS

     The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance of each Class, on a per share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts.

    "Total return based on net asset value" measures each Class's performance assuming that investors purchased Fund shares at net asset value as of the beginning of the period, invested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of the Fund. Total returns for periods of less than one year are not annualized.

    "Average commission rate paid" represents the average commission paid by the Fund to purchase or sell portfolio securities. It is determined by dividing the total commission dollars paid by the number of shares purchased and sold during the period for which commissions were paid. This rate is provided for periods beginning January 1, 1996.


                                                                                          CLASS A
                                                    -------------------------------------------------------------------------------
                                                        SIX
                                                       MONTHS                                  YEAR ENDED DECEMBER 31,
                                                       ENDED        ---------------------------------------------------------------
                                                     6/30/97@        1996@         1995@          1994@         1993         1992
                                                     --------        -----         -----          -----         ----         ----

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ..............   $14.97        $14.63          $13.05        $14.58        $13.69      $12.45
                                                      ------        ------          ------        ------        ------      ------
Net investment income .............................      .37           .74             .76           .76           .75         .92
Net realized and unrealized investment gain (loss)       .70           .38            1.89         (1.57)         1.40        1.21
Net realized and unrealized gain (loss)
on foreign currency transactions ..................     (.08)          .04            (.01)          .03         --            --
                                                      ------        ------          ------        ------        ------      ------
INCREASE (DECREASE) FROM INVESTMENT
OPERATIONS ........................................      .99          1.16            2.64          (.78)         2.15        2.13
Dividends paid ....................................     (.38)         (.73)           (.78)         (.75)         (.75)       (.89)
Distributions from net gain realized ..............     (.25)         (.09)           (.28)        --             (.51)        --
                                                      ------        ------          ------        ------        ------      ------
NET INCREASE (DECREASE) IN NET ASSET VALUE ........      .36           .34            1.58         (1.53)          .89        1.24
                                                      ------        ------          ------        ------        ------      ------
NET ASSET VALUE, END OF PERIOD ....................   $15.33        $14.97          $14.63        $13.05        $14.58      $13.69
                                                      ======        ======          ======        ======        ======      ======
TOTAL RETURN BASED ON NET ASSET VALUE: ............     6.67%         8.22%          20.60%        (5.43)%       15.98%      17.54%

RATIOS/SUPPLEMENTAL DATA:

Expenses to average net assets ....................     1.14%+        1.14%           1.00%         1.02%         1.03%        .84%

Net investment income to average net assets .......     4.98%+        5.11%           5.38%         5.51%         5.29%       6.88%

Portfolio turnover ................................    84.78%       125.92%         111.78%        66.62%        60.62%      70.43%

Average commission rate paid ......................    $.0497        $.0361

NET ASSETS, END OF PERIOD
(000S omitted) ....................................  $280,813      $296,291       $318,307       $286,355      $321,040    $213,007


---------------------
See footnotes on page 18.

                                                                            ----
                                                                              17

================================================================================

FINANCIAL HIGHLIGHTS

                                                      CLASS B                                  CLASS D
                                             -----------------------      ----------------------------------------------------
                                               SIX                          SIX
                                              MONTHS        4/22/96*       MONTHS         YEAR ENDED DECEMBER 31,       5/3/93*
                                              ENDED           TO           ENDED       ----------------------------       TO
                                             6/30/97@      12/31/96@      6/30/97@     1996@      1995@       1994@     2/31/93
                                             -------       --------       --------     -----      -----       -----     -------

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD .......  $14.95        $14.43        $14.95      $14.60       $13.01     $14.55     $14.42
                                              ------        ------        ------      ------       ------     ------     ------
Net investment income ......................     .32           .43           .32         .63          .65        .65        .45
Net realized and unrealized investment
  gain (loss) ..............................     .68           .59           .68         .38         1.88      (1.57)       .69
Net realized and unrealized gain (loss)
ON FOREIGN CURRENCY TRANSACTIONS ...........    (.08)          .05          (.08)        .04         (.01)       .03         --
                                              ------        ------        ------      ------       ------     ------     ------
INCREASE (DECREASE) FROM INVESTMENT
OPERATIONS .................................     .92          1.07           .92        1.05         2.52       (.89)      1.14
Dividends Paid .............................    (.32)         (.46)         (.32)       (.61)        (.65)      (.65)      (.50)
Distributions from net gain realized .......    (.25)         (.09)         (.25)       (.09)        (.28)        --       (.51)
                                              ------        ------        ------      ------       ------     ------     ------
NET INCREASE (DECREASE) IN NET ASSET VALUE..     .35           .52           .35         .35         1.59      (1.54)       .13
                                              ------        ------        ------      ------       ------     ------     ------
NET ASSET VALUE, END OF PERIOD .............  $15.30        $14.95        $15.30      $14.95       $14.60     $13.01     $14.55
                                              ======        ======        ======      ======       ======     ======     ======

TOTAL RETURN BASED ON NET ASSET VALUE: .....    6.20%         7.58%         6.20%       7.43%       19.66%     (6.20)%     8.02%

RATIOS/SUPPLEMENTAL DATA:

Expenses to average net assets .............    1.90%+        1.89%+        1.90%+      1.90%        1.79%      1.82%      1.84%+
Net investment income to average net assets     4.22%+        4.36%+        4.22%+      4.37%        4.58%      4.74%      4.42%+
Portfolio turnover .........................   84.78%       125.92%++      84.78%     125.92%      111.78%     66.62%     60.62%+++
Average commission rate paid ...............   $.0497        $.0361++      $.0497      $.0361
NET ASSETS, END OF PERIOD
(000s omitted) .............................   $5,665        $2,961       $76,081     $81,957      $86,701    $67,946    $49,941

-------------------------
    * Commencement of offering of shares.
    @ Per share amounts for the periods ended June 30, 1997, and December 31,
      1996, 1995, and 1994, are calculated based on average shares outstanding. + Annualized.
   ++ For the year ended December 31, 1996.
  +++ For the year ended December 31, 1993.
See Notes to Financial Statements.

----
18

================================================================================

REPORT OF INDEPENDENT AUDITORS


--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN INCOME FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Income Fund, Inc. as of June 30, 1997, the related statements of operations for the six months then ended and of changes in net assets for the six months then ended and for the year ended December 31, 1996, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Income Fund, Inc. as of June 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP
-------------------------
DELOITTE & TOUCHE LLP
New York, New York
August 1, 1997

--------------------------------------------------------------------------------

                                                                             ---
                                                                              19

================================================================================

BOARD OF DIRECTORS


--------------------------------------------------------------------------------

FRED E. BROWN
DIRECTOR EMERITUS
DIRECTOR AND CONSULTANT, J. & W. Seligman & Co. Incorporated

JOHN R. GALVIN 2
DEAN, Fletcher School of Law and Diplomacy
    at Tufts University
DIRECTOR, USLIFE Corporation

ALICE S. ILCHMAN 3
PRESIDENT, Sarah Lawrence College
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center

JOHN E. MEROW
RETIRED CHAIRMAN AND SENIOR PARTNER,
    Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Aluminum Corporation

BETSY S. MICHEL 2
DIRECTOR OR TRUSTEE, Various Organizations

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

JAMES Q. RIORDAN 3
DIRECTOR, The Brooklyn Union Gas Company
TRUSTEE, Committee for Economic Development
DIRECTOR, Dow Jones & Co., Inc.
DIRECTOR, Public Broadcasting Service

RICHARD R. SCHMALTZ 1
MANAGING DIRECTOR, J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3
DIRECTOR OR TRUSTEE, Various Organizations

JAMES N. WHITSON 2
EXECUTIVE VICE PRESIDENT AND DIRECTOR,
    Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, Red Man Pipe and Supply Company

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.

----------------
Member:  1 Executive Committee
         2 Audit Committee
         3 Director Nominating Committee

--------------------------------------------------------------------------------

EXECUTIVE OFFICERS

--------------------------------------------------------------------------------

WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

CHARLES C. SMITH, JR.
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT

THOMAS G. ROSE
TREASURER

FRANK J. NASTA
SECRETARY

--------------------------------------------------------------------------------

----
20

================================================================================

GLOSSARY OF FINANCIAL TERMS

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in the fund's portfolio. The fund generates short-term capital gains when portfolio securities held for less than one year are sold at a profit. The fund generates long-term capital gains when portfolio securities held for one year or more are sold at a profit. Short-term capital gains are taxed as ordinary income. Long-term capital gains are taxed at the federal capital gains rate appropriate to the shareholder's tax bracket.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The increase in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. Assuming the same rate of return, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES LOAD (CDSL) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund (the CDSL expires after a fixed time period).

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of the fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE (OP) -- The price at which a mutual fund's shares can be purchased. The offering price is the current net asset value per share plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission, such as the fund's investment objective and policies, services, investment restrictions, officers and directors, how shares are bought and redeemed, fund fees and other charges, and the fund's financial statements.

SECURITIES AND EXCHANGE COMMISSION (SEC) -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- Document that contains updated or more detailed information about a mutual fund and supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of fund performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the maximum offering price of the stock.

-----------------
Adapted from the Investment Company Institute's 1996 MUTUAL FUND
FACT BOOK.

                                                                            ----
                                                                              21

--------------------------------------------------------------------------------

FOR MORE INFORMATION


MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Financial Services, Inc.
100 Park Avenue
New York, NY 10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450           Shareholder Services
(800) 445-1777           Retirement Plan
                         Services
(800) 622-4597           24-Hour Automated
                         Telephone Access
                         Service

--------------------------------------------------------------------------------

                        SELIGMAN FINANCIAL SERVICES, INC.
                                AN AFFILIATE OF

                                     [LOGO]

                             J.& W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                      100 PARK AVENUE, NEW YORK, NY 10017



    THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF
SELIGMAN INCOME FUND, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES,
  MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE
                           INVESTING OR SENDING MONEY.



                                                                [LOGO]
EQIN3 6/97                                            Printed on Recycled Paper